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                                                                EXHIBIT 23.1(a)

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 15, 1996, in the Registration Statement
(Form S-1) and related Prospectus of Chicago Miniature Lamp, Inc. for the registration of 4,830,000 shares of its common stock.


                                          Ernst & Young LLP

Chicago, Illinois
October 10, 1996